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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported)           May 7, 2002
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                                  Unitrin, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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        (State or other jurisdiction of incorporation or organization)


 One East Wacker Drive, Chicago, Illinois                 60601
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 (Address of principal executive offices)               (Zip Code)


                 0-18298                                95-4255452
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         (Commission File Number)          (I.R.S. Employer Identification No.)

                                  (312)661-4600
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             (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

     Attached hereto and incorporated by reference herein as Exhibit 99.1 is the press release issued by the Registrant on May 2, 2002 announcing its agreement to settle certain class action litigation.

Exhibit Number                Description
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    99.1                      Text of Registrant's May 2, 2002 Press Release

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Unitrin, Inc.
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Date:  May 7, 2002                  /s/ Scott Renwick
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                                    Scott Renwick
                                    Senior Vice President, General Counsel
                                      and Secretary